

CORBUS™ PHARMACEUTICALS

Pioneering transformative medicines that target the endocannabinoid system

@corbuspharma

NASDAQ: CRBP
www.corbuspharma.com

Forward-Looking Statements

This presentation contains certain forward-looking statements, including those relating to the Company's product development, clinical trials, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statements that are predictive in nature. Additional written and oral forward-looking statements may be made by the Company from time to time in filings with the Securities and Exchange Commission (SEC) or otherwise. The Private Securities Litigation Reform Act of 1995 provides a safe-harbor for forward-looking statements. These statements may be identified by the use of forward-looking expressions, including, but not limited to, "expect," "anticipate," "intend," "plan," "believe," "estimate," "potential," "predict," "project," "should," "would" and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company's filings with the SEC. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Corbus at a Glance

- Targeting the endocannabinoid system
- Focus on inflammatory and fibrotic diseases
- Key catalysts expected in 2020 (4 clinical program readouts)
- Large markets with significant unmet need

VITAL STATS

CRBP Ticker	**2014** Founded in	**100+** Employees	**Norwood, MA**

$168M Capital raised to-date	**~$45M** Additional awards and grants from NIH and CFF	**$27M** Upfront payment from Kaken collaboration



Lenabasum: Phase 3 Data in Systemic Sclerosis Expected in Summer 2020



Phase 2 Study: Improvement in Primary Endpoint ACR CRISS Score



DBPC
Open-Label Extension
ACR CRISS Score, median percent
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
Placebo DBPC
Lenabasum DBPC
Lenabasum OLE
n=42
0.0
0.03
0.19
0.28
0.33
0.01
0.01
0.0
mean
20.2 wk
0.01
0.21
0.26
0.58
0.63
0.70
0.77
0.95
0.95
0.96
0.96
0.98
29/36 (80%) of subjects enrolled in the OLE were still enrolled after 2 years
0 4 8 12 16
0 4 12 20 28 36 44 52 60 68 76 84 92 100 108
Weeks

Image provided by the Scleroderma Foundation.

Lenabasum MOA: CB2 Agonist Targeting Innate Immune Response


His95
Phe183
Phe87
Trp194
Phe281

- Oral new chemical entity (NCE)
- G protein-coupled receptors (GPCRs) activation (CB2)
- Resolves inflammation
- Limits fibrosis
- IP until 2034

- Lenabasum molecule (purple)
- Highlighted H-bond interaction (yellow dashed line)
- pi stacking interaction (blue dashed line)

What is the Endocannabinoid System (ECS)?

- 2 related GPCRs (CB1 and CB2)
- Endogenous agonists (Anandamide and 2-AG)
- Metabolic enzymes (FAAH and MAGL)

CB1

- Mostly in CNS
- Analgesic, anti-emetic, euphoric, appetite…
- Also found in liver, kidney and lung where it's pro-inflammatory

CB2

- Mostly in immune system
- Anti-inflammatory and anti-fibrotic
- Non-psychotropic

Growing Recognition of Therapeutic Potential of Targeting the ECS

Company	Drug Candidate	Phase	Target	Type of Compound
Corbus Pharmaceuticals	Lenabasum (CB2 agonist)	Phase 3 in SSc & DM Phase 2 in CF & SLE	SSc, DM, CF & SLE	Small molecule (NCE)
	CRB-4001 (CB1 inverse agonist)	Phase 1 safety data expected in 2020	NASH	Small molecule (NCE)
Roche	RO6871304 (CB2 agonist)	Preclinical	Uveitis	Small molecule (NCE)
Goldfinch Bio the kidney company / Takeda	GFB-024 (CB1 antagonist)	Preclinical (Phase 1 planned 2H 2020)	Diabetic kidney disease	Monoclonal antibody (mAb)
Janssen	Nimacimab (CB1 antagonist)	Phase 1 completed	NAFLD & diabetes or pre-diabetes	Monoclonal antibody (mAb)
Janssen	JNJ-42165279 (FAAH inhib)	Phase 2	Autism Spectrum Disorder & Social Anxiety Disorders	Small molecule (NCE)
Lundbeck / Abide Therapeutics	ABX-1431 (MGLL inhib)	Phase 2, Acquired by H. Lundbeck A/S	Tourette Syndrome	Small molecule (NCE)
Valeant	Cesamet (nabilone) (THC)	Commercial	Nausea & Vomiting Associated with Cancer Chemotherapy	Phytocannabinoid
abbvie	Marinol® (THC)	Commercial	Anorexia Associated with Weight Loss in Patients with AIDS, Nausea & Vomiting Associated with Cancer Chemotherapy	Phytocannabinoid
GW pharmaceuticals	Epidiolex® (CBD)	Commercial	Seizures Associated with Lennox-Gastaut Syndrome or Dravet Syndrome	Phytocannabinoid
GW pharmaceuticals	Sativex® (CBD & THC)	Commercial in EU	Symptomatic Relief of Spasticity in MS	Phytocannabinoid

Corbus Pipeline: Early and Late Stage Programs

Program	Category	Indication	Preclinical	Phase 1	Phase 2	Phase 3	Approval
Lenabasum	Autoimmune	Systemic Sclerosis					Targeting 2021
		Dermatomyositis					
		Systemic Lupus Erythematosus					
	Genetic	Cystic Fibrosis					
CRB-4001		Diseases with organ-specific fibrosis (e.g., liver, lung, heart, kidney)		Data Expected 2020			
Preclinical library (>700 drug candidates)		Goal: 1-2 new Phase 1 programs each year starting in 2021					

Lenabasum is not approved for the treatment of systemic sclerosis, dermatomyositis, cystic fibrosis or systemic lupus erythematosus

Robust Domestic and Foreign Intellectual Property Rights for Lenabasum Provide Strategic Optionality



EUROPE PATIENT POPULATION[1]:
SSc: 81,000
DM: 31,000
SLE: 240,000
CF: 39,000
JAPAN PATIENT POPULATION[1]:
SSc: 28,000
DM: 9,000
SLE: 50,000
NORTH AMERICA PATIENT POPULATION[1]:
SSc: 84,000
DM: 40,000
SLE: 280,000
CF: 30,000
CHINA PATIENT POPULATION[2]:
SSc:140,000
DM: 70,000
SLE: 420,000
KOREA PATIENT POPULATION[1]:
SSc: 9,000
DM: 3,000
SLE: 16,000

KAKEN PHARMACEUTICAL CO.,LTD.

Japan partnerships

Kaken Pharmaceuticals

Exclusive licensing agreement for SSc and DM lenabasum indications in Japan

Up-front $27M payment and up to $173M of potential milestone payments

Double-digit royalty payments

1: Health Advances, LLC; Lenabasum Commercial Market Assessment, 2: Rheumatology, Ru Li, Jian Sun, et al. (2012)



Lenabasum

Systemic Sclerosis (SSc) at a Glance

Rare and life-threatening autoimmune disease characterized by tissue inflammation and fibrosis

Most lethal of the systemic autoimmune diseases[1]

Pathogenesis	Autoimmune disease with chronic activation of immune system, fibrosis and vascular damage
Common Symptoms	Thick, tight, painful, itchy skin; fatigue, anorexia, weight loss; shortness of breath; swallowing problems, reflux; painful joints and tendons; Raynaud's; digital ulcers
Current Standard of Care	Immunosuppressive drugs with potential for significant toxicity





~200,000
people with SSc in U.S., EU and Japan[2]

40-60%
mortality in 10 years with severe internal organ involvement[3]

Zero
SSc-specific drugs approved

Orphan Drug Designation from FDA & EMA, Fast Track status from FDA

Images provided by the Scleroderma Foundation

1:Elhai M, Meune C, Avouac J, Kahan A, Allanore Y. Rheumatology 2012;51(6):1017e26, 2: Health Advances, LLC; Lenabasum Commercial Market Assessment; 3: Tyndall et al, 2010

ACR CRISS Score

Phase 2 Study: Improvement in Primary Endpoint

Stable standard-of-care drugs, including immunosuppressive drugs


DBPC
Open-Label Extension
ACR CRISS Score, median percent
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
Placebo DBPC
Lenabasum DBPC
Lenabasum OLE
Placebo Abatacept Ph 2
Placebo Tocilizumab Ph 3
n=42
0.0
0.03
0.01 0.01 0.0
0.19
0.28
0.33
mean 20.2 wk
0.01
0.21
0.26
0.58
0.63
0.70
0.77
0.95 0.95
0.96
0.96
0.98
0.25 Placebo in Tocilizumab Ph 3 study
0.01 Placebo in Abatacept Ph 2 study
0 4 8 12 16
0 4 12 20 28 36 44 52 60 68 76 84 92 100 108
Weeks

29/36 (80%) of subjects enrolled in the OLE were still enrolled after 2 years

Comparator trials

Drug		N	Time (wks)	ACR CRISS score	
				Active	PBO
Cyclophosphamide[1]	amneal	84	52	0.24	0.01
Tocilizumab[2], Ph 2	Roche	69[3]	24	0.23	0.01
		62[3]	48	0.31	0.0
Tocilizumab[3] + rescue immunosuppressive drugs after 16 weeks if needed, Ph 3	Roche	210	48	0.89	0.25
Abatacept[4] + rescue immunosuppressive drugs after 26 weeks if needed, Ph 2	Bristol-Myers Squibb	69[5]	52	0.68	0.01

[1] Khanna et al. ACR abstract 726, 2017; Khanna et al. Arthritis Rheumatol. 2016; 68:299-311 [2]Khanna et al. EULAR abstract SAT0373, 2017 [3]Completers only, Initial N = 87.3 [4]Khanna et al. ACR abstract 898, 2018 [4]Khanna et al. ACR abstract 900, 2018 69 completers

American College of Rheumatology Combined Response Index in diffuse cutaneous Systemic Sclerosis (ACR CRISS) score provides a composite measure of probability of improvement from baseline. Calculated using change from baseline in modified Rodnan Skin Score (mRSS), Physician Global Assessment, Patient Global Assessment, Health Assessment Questionnaire - Disability Index and forced vital capacity (FVC) percent predicted.

mRSS Score

Phase 2 Study: Improvement in Secondary Endpoints

Stable standard-of-care drugs, including immunosuppressive drugs



DBPC
Open-Label Extension
0.0
-0.01 -0.01
-1.3
-2.0
-2.6
-2.6
-3.8
-4.6
-3.50
-5.25
-6.61
-6.94
-7.32
-8.41
-8.94
-9.28
-9.83
-10.67
-10.28
-9.17
Placebo DBPC
Lenabasum DBPC
Lenabasum OLE
Δ mRSS, mean
0
-5
-10
-15
mean 20.2 wk
0 4 8 12 16
0 4 12 20 28 36 44 52 60 68 76 84 92 100 108
Week

-4 to -5 points is generally considered minimal clinically important difference (MCID)[1]

Comparator trials

Drug		N	Time (wks)	mRSS, mean (SD) change from baseline Active	PBO
Six drug trials[1]		492	~26	-2.9	
Cyclophosphamide[2]	amneal	84	52	-5.3	-1.7
Tocilizumab[3], Ph 2	Roche	67	24	-4.2	-2.1
		58	48	-5.9	-3.2
Tocilizumab[4] + rescue immunosuppressive drugs after 16 weeks if needed, Ph 3	Roche	212	48	-6.1	-4.4
Abatacept[5] + rescue immunosuppressive drugs after 26 weeks if needed , Ph 2	Bristol-Myers Squibb	88[6]	52	-6.2	-4.5

[1] α interferon, d-penicillamine, relaxin Ph 2 and 3, minocycline, methotrexate, anti-TGFβ, Merkel et al, Arthritis Rheum 2012;64:3420. [2] Khanna et al, ACR abstract 2016. [3] Le et al, Ann Rheum Dis 2011; 70: 1104. [4] Khanna et al. EULAR abstract SAT0373, 2017. [4] Khanna et al. ACR abstract 898, 2018 [5] Khanna et al. ACR abstract 900, 2018 [6] 69 completers

Baseline mRSS mean mRSS (SD) = 23.6 (10.4) for lenabasum arm and 26.2 (11.1) for placebo arm in Part A and 20.4 (11.0) for all subjects at start of open-label dosing.
1: Khanna et al, Ann Rheum Dis 2006;65:1325

Phase 2

Measurements Across All 5 Domains of CRISS


HAQ-DI
Placebo DBPC
Lenabasum DBPC
Lenabasum OLE
Δ HAQ-DI, mean
0.2
0.1
0.0
-0.1
-0.2
-0.3
0 4 8 12 16
0 4 12 20 28 36 44 52 60 68 76 84 92 100 108
Week


FVC% Predicted
Placebo DBPC
Lenabasum DBPC
Lenabasum OLE
Δ FVC %predicted, mean
2
1
0
-1
-2
-3
-4
-5
0 4 8 12 16
0 4 12 20 28 36 44 52 60 68 76 84 92 100 108
Week


Patient Global Assessment
Placebo DBPC
Lenabasum DBPC
Lenabasum OLE
Δ PtGA, mean
1.0
0.5
0.0
-0.5
-1.0
-1.5
0 4 8 12 16
0 4 12 20 28 36 44 52 60 68 76 84 92 100 108
Week


Physician Global Assessment
Placebo DBPC
Lenabasum DBPC
Lenabasum OLE
Δ MDGA, mean
0.0
-0.5
-1.0
-1.5
0 4 8 12 16
0 4 12 20 28 36 44 52 60 68 76 84 92 100 108
Week


mRSS
Placebo DBPC
Lenabasum DBPC
Lenabasum OLE
Δ mRSS, mean
0
-5
-10
-15
0 4 8 12 16
0 4 12 20 28 36 44 52 60 68 76 84 92 100 108
Week

Phase 2

Change from Baseline in SSPRO and 5D-Itch


Skin Symptoms (SSPRO)
Placebo DBPC
Lenabasum DBPC
Lenabasum OLE
Δ SSPRO, mean
0
-10
-20
-30
-40
-14.0
-18.2
-23.8
-25.9
-25.8
-26.7
-27.0
-26.2
-26.3
-29.3
-30.3
-31.7
mean 20.2 wk
0 4 8 12 16
0 4 12 20 28 36 44 52 60 68 76 84 92 100 108
Week


5D-Itch
Placebo DBPC
Lenabasum DBPC
Lenabasum OLE
Δ 5D-Itch, mean
1
0
-1
-2
-3
-4
-0.60
-0.71
-1.34
-1.35
-1.48
-2.00
-2.16
-2.16
-2.28
-2.25
-2.16
-2.60
-3.43
mean 20.2 wk
0 4 8 12 16
0 4 12 20 28 36 44 52 60 68 76 84 92 100 108
Week

Patient Distribution of ACR CRISS Scores at Month 25 in Open-Label Extension Study

45% of subjects achieved CRISS score of 1.0


Individual ACR CRISS Scores
ACR CRISS Score
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29
Each Bar Represents an Individual Subject, Month 25

Lenabasum Treatment Improves/Stabilizes Histological Findings of Inflammation and Fibrosis in Skin Biopsies Compared to Placebo


Inflammation
Fibrosis
Change from Baseline, % of Skin Biopsies
100%
80%
60%
40%
20%
0%
15%
15%
69%
43%
43%
13%
15%
38%
46%
48%
39%
13%
Placebo
Lenabasum
Placebo
Lenabasum
Improved
Stable
Worsened

Data from Phase 2 trial JBT101-SSc-001, study evaluated the safety, tolerability, pharmacokinetics and efficacy of lenabasum in adult subjects with diffuse cutaneous systemic sclerosis.

Lenabasum Safety Overview

HAS ACCEPTABLE SAFETY PROFILE AND IS WELL-TOLERATED BASED ON DATA TO-DATE

- The majority of adverse reactions observed in clinical studies conducted to date are mild or moderate
- Most common adverse reactions are transient dizziness and dry mouth, which are consistent with expected class effects
- 2 withdrawals in treated subjects for AEs related to lenabasum
- Minimal changes from baseline in vital signs and laboratory safety tests and similar to those seen with placebo
- Data in blinded clinical studies are consistent with that observed in unblinded studies (n > 800)

Safety overview as of March 2019

Ongoing Phase 3 RESOLVE-1 Study

Enrollment Complete | Topline Data Expected Summer of 2020 | Patent Protection Through 2034

Double-blind, randomized, placebo-controlled study


52

Week study



Multinational



365 subjects

20 mg BID

5 mg BID

Placebo

1:1:1 dosing

Primary Endpoint in U.S. & EU: ACR CRISS

Secondary Endpoints: Change from baseline in mRSS, Change from baseline in HAQ-DI, Change from baseline in FVC % predicted

Key Insights Provide Foundation for Commercial Strategy in SSc*

Significant unmet need and no approved treatments for totality of disease

- Often lengthy and challenging journey to diagnosis
- Current therapies address symptoms or specific organ involvement only
- No other drug candidates in late-stage development

"Treatment for scleroderma is the number one unmet need in rheumatology today." Treatment Center Rheum

Care for patients extends beyond centers

- Rheums oversee SSc patient care with support from other specialists
- Scleroderma centers have deep, multi-disciplinary expertise to manage complex disease manifestations
- Sizable amount of community Rheums diagnose and are comfortable treating

"Most of the time I'm managing treatment for scleroderma patients. We will send them to a treatment center for clinical trials." Community Rheum

Rheums and patients had favorable reaction to potential lenabasum profile

- Favorable and enthusiastic reaction to potential safety, tolerability and efficacy profile
- Rheums appreciate that lenabasum is oral, not immunosuppressive and can be used with other medications
- Experts embrace the ACR CRISS endpoint, but clear opportunity to educate community rheums

"It looked like it may make a major difference in the CRISS score." Community Rheum

*All insights and quotes derived from proprietary qualitative market research conducted in Q3 2019 [US Rheumatologists treating at least 10 SSc patients; US patients diagnosed with SSc]

Commercial Launch Team



Craig Millian, MBA
Chief Commercial Officer
25 years of experience leading commercial organizations for a range of pharmaceutical companies as well as a successful track record building pharmaceutical brands

EMD Serono | VERTEX | Pfizer | SANOFI



Kaizar Lehri, MBA
Head of Global Supply Chain
Accomplished executive with more than 25 years of supply chain management and technology implementation experience

ucb | Biogen | REGENERON | IBM



Brian Walsh, MBA
Head, Global Marketing
More than 10 years of commercial leadership roles in healthcare management, consulting and sales

EMD Serono | Deloitte. | Johnson & Johnson



Keith White
Head of Market Access
Proven commercial leader with more than 20 years of professional experience at leading commercial stage biotech companies

Genentech | Intercept | InterMune | ThromboGenics



Quinn Dinh, MD
Vice President, Medical Affairs
Experienced senior leader with more than 10 years of medical affairs and R&D experience, with a focus on rare and complex diseases

Alnylam | Amicus Therapeutics | Jazz Pharmaceuticals | Shire



Jeanne Penn, MS
Market Research Consultant
More than 20 years of experience in the biopharma industry leading market insights, planning and operations with deep expertise in rare diseases

genzyme | MERCK

Combined Drug Experience

OCALIVA (obeticholic acid) | LIPITOR (atorvastatin calcium) | Lumizyme (alglucosidase alfa) | KYNAMRO (mipomersen sodium) injection | GONAL-f | BAVENCIO avelumab | INCIVEK (telaprevir) | VFEND (voriconazole)

Esbriet (pirfenidone) tablets | EGRIFTA tesamorelin for injection | Rebif (interferon beta-1a) subcutaneous injection | Myozyme (alglucosidase alfa) | MAVENCLAD (cladribine) tablets 10 mg | Cerdelga (eliglustat) capsules | DIFLUCAN

Dermatomyositis (DM) at a Glance

Rare and life-threatening autoimmune disease characterized by skin and muscle inflammation

Pathogenesis	Autoimmune disease with organ inflammation, fibrosis, atrophy and vascular changes
Common Symptoms	Proximal muscle weakness, rash, pain, itch, shortness of breath
Current Standard of Care	Immunosuppressive drugs with potential for significant toxicity





~80,000
people with DM in U.S., EU and Japan[1]

30%
mortality in 5 years[2]

Zero
DM-specific drugs approved

Orphan Drug Designation from FDA & EMA

Images provided by Myositis Support and Understanding
1: Health Advances, LLC; Lenabasum Commercial Market Assessments; 2: Schiopu et al, 2012

CDASI Activity Score

Phase 2 Clinically Meaningful Improvement in Skin & Other Outcomes



DBPC
Open-Label Extension
Placebo DBPC
Lenabasum DBPC
Lenabasum OLE
Δ CDASI Activity Score (Mean)
0
-5
-10
-15
-20
-25
0.0
-3.4
-3.7
-4.6
-5.0
-4.3
-2.5
-5.5
-3.7
-7.8
-7.6
-8.0
-9.3
-9.4
-12.7
-16.0
-13.8
-15.6
-15.1
-14.8
-16.8
-20.8
-21.9
-20.2
-20.1
-21.1
-20.9
mean 31 wk
0 2 4 6 8 12 16
0 4 12 20 28 36 44 52 60 68 76 84 92 100
Weeks

18/20 (90%) of subjects enrolled in the OLE were still enrolled after 23 months

- Continued improvement in open-label extension study
- 72% achieved low skin disease activity (CDASI ≤ 14) by Week 100
- Improvement -4 to -5 points is considered clinically meaningful[1]
- Improvement of -4 points or more is associated with improvement in skin-related quality of life outcomes, itch, and pain[2]

1 Week 0 DBPC CDASI activity score mean (SD) = 33.3 (9.74) for lenabasum and 35.8 (7.77) for placebo. P* = 0.09, p = 0.05, p = 0.28, p = 0.04, for lenabasum vs. placebo at Weeks 4, 8, 12, and 16, respectively, of DBPC Part A of study, MMRM, 2-sided; 1: Anyanwu et al Br J Dermatol. 2015;173:969; 2: Robinson et al. Br J Dermatol. 2015;172:169

Distribution of CDASI Scores at Month 23 in Open-Label Extension Study

72% achieved low skin disease activity (CDASI ≤ 14) by Week 100


Individual CDASI Scores
Δ CDASI Activity Score
0
-10
-20
-30
-40
-50
1030-017
1030-003
1030-007
1030-018
1030-006
1030-016
1030-015
1030-008
1030-019
1030-012
1030-005
1030-020
1030-004
1030-002
1030-013
1030-011
1030-009
1030-022
Each Bar Represents an Individual Subject, Month 23

Phase 2

Patient Activity Visual Analogue Scale Scores


Disease Activity
Patient Disease Activity 10-cm VAS (Mean)
Placebo DBPC
Lenabasum DBPC
Lenabasum OLE
-0.9
-1.0
-1.3
-1.2
-2.1
-2.2
-1.9
-2.2
-2.7
-2.9 -2.9
-2.8
-3.3
-3.3
mean 31 wk
0 4 8 12 16
0 4 12 20 28 36 44 52 60 68 76 84 92 100
Weeks


Skin Activity
Patient Skin Activity 10-cm VAS (Mean)
Placebo DBPC
Lenabasum DBPC
Lenabasum OLE
-0.9
-1.1
-1.5
-1.5
-1.9
-2.3
-2.2
-2.4
-2.7
-3.0
-3.0
-2.9
-3.6
-3.4
mean 31 wk
0 4 8 12 16
0 4 12 20 28 36 44 52 60 68 76 84 92 100
Weeks

Phase 2

Patient-Reported Outcomes


Itch Visual Analogue Scale
Placebo DBPC
Lenabasum DBPC
Lenabasum OLE
Δ Itch VAS (Mean)
mean 31 wk
0 4 8 12 16 0 4 12 20 28 36 44 52 60 68 76 84 92 100
Weeks


PROMIS-29 Pain Interference
Placebo DBPC
Lenabasum DBPC
Lenabasum OLE
Δ PROMIS-29 Pain Interference (Mean)
mean 31 wk
0 4 8 12 16 0 4 12 20 28 36 44 52 60 68 76 84 92 100
Weeks


SkinDex-29 Functioning
Placebo DBPC
Lenabasum DBPC
Lenabasum OLE
Δ SkinDex Functioning (Mean)
mean 31 wk
0 4 8 12 16 0 4 12 20 28 36 44 52 60 68 76 84 92 100
Weeks


Promis-29 Physical Function
Placebo DBPC
Lenabasum DBPC
Lenabasum OLE
Δ PROMIS-29 Physcial Function (Mean)
mean 31 wk
0 4 8 12 16 0 4 12 20 28 36 44 52 60 68 76 84 92 100
Weeks


SkinDex-29 Symptoms
Placebo DBPC
Lenabasum DBPC
Lenabasum OLE
Δ SkinDex Symptoms (Mean)
mean 31 wk
0 4 8 12 16 0 4 12 20 28 36 44 52 60 68 76 84 92 100
Weeks


SkinDex-29 Emotions
Placebo DBPC
Lenabasum DBPC
Lenabasum OLE
Δ SkinDex Emotions (Mean)
mean 31 wk
0 4 8 12 16 0 4 12 20 28 36 44 52 60 68 76 84 92 100
Weeks

Lenabasum Treatment was Associated with Reduction in T Cell Infiltration in Skin Biopsies in DM

Associated with Improvement in CD4+ T Cells in Skin Biopsies


Lenabasum
Week 0
Week 12
Placebo
Week 0
Week 12


Lenabasum
Placebo
*
ns
CD4 Area (%)
15
10
5
0
Week
0
12
0
12

Paired biopsies from 6 lenabasum-treated subjects and 5 placebo-treated subjects

Chen et al. EULAR poster FRI0307

Ongoing Phase 3 DETERMINE Study

Topline Data Expected 2021 | Patent Protection Through 2034

Double-blind, randomized, placebo-controlled study


52

Week study



Multinational

~150 subjects

20 mg BID

5 mg BID

Placebo

2:1:2 dosing

Primary Endpoint: American College of Rheumatology (ACR) / European League Against Rheumatism (EULAR) 2016 Total Improvement Score (TIS) in Adult Dermatomyositis & Polymyositis

Secondary Endpoints: Mean MMT-8 Score, CDASI activity score, Investigator Global Assessment scale of skin activity, Short Form-36 physical functioning domain score, Corticosteroid dose, FVC % predicted

CF: Targeting Pulmonary Exacerbations (PEx)



18 days
spent in the hospital each year by average person with cystic fibrosis (CF)[1]

Up to **$120K** cost of pulmonary exacerbations in patients with severe lung disease[2]

2.9 pulmonary exacerbations per year[2] per person

Need for drugs to reduce pulmonary exacerbations

Pulmonary exacerbations are common in people with CF

1: CFF, Patient Registry Data Report, 2017; 2: Rubin et al, 2017

Lenabasum Treatment was Associated with Longer Time to PEx in Phase 2 Study (n = 85)



Kaplan-Meier Survival Time Without a PEx
+Censored
Survival Probability
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
Lenabasum 61 59 55 52 51 50 50 48 47 42 38 37 22 1
Placebo 24 22 22 22 20 16 16 16 15 15 15 13 7 0
0 10 20 30 40 50 60 70 80 90 100
Days PEx Free

Ongoing CF Phase 2b Study

Enrollment Complete | Topline Data Expected Summer of 2020 | Patent Protection Through 2034

Double-blind, randomized, placebo-controlled study

28
Week study



Multinational



426 subjects

20 mg BID
5 mg BID
Placebo
2:1:2 dosing

Primary Endpoint: Event rate of PEx

Open to people with CF 12 years and older, regardless of mutation or current background medications, including Orkambi®, Kalydeco® and Symdeko®

Secondary Endpoints: Other measures of PEx, Cystic Fibrosis Questionnaire-Revised Respiratory Domain Score, FEV_1 % predicted

1: Development award from CFF announced in January 2018, which provides up to $25M in funding

Ongoing Systemic Lupus Erythematosus Phase 2 Study Funded and Run by National Institutes of Health

Topline Data Expected 2020 | Patent Protection Through 2034

Double-blind, randomized, placebo-controlled study

16 Week study



15 sites in U.S.

~100 subjects

- 20 mg BID
- 20 mg QD
- 5 mg BID
- Placebo

1:1:1:1 dosing

Primary Endpoint: Change from baseline in the 7-Day Average of the Maximum Daily NRS-Pain Score

Secondary Endpoints: BILAG-2004, SELENA-SLEDAI Score, SELENA-SLEDAI Flare Index, Patient Global Assessment, PROMIS-29, SLE Responder Index, Swollen or Tender Joint Count



CRB-4001

Targeting NASH Using the Endocannabinoid System

2006: Targeting CB1 for Metabolism was Highly Desirable

Drug Name	Company	Stage
Rimonabant	SANOFI	Launched in EU
Taranabant	MERCK	Phase 3
Otenabant	Pfizer	Phase 3
Surinabant	SANOFI	Phase 2
Ibipinabant	Bristol-Myers Squibb	Phase 2

Projected Annual Sales of Rimonabant were $3bn*

*2007 Analyst Sales Estimates: WestLB, Sanford Bernstein, Raymond James, ING, Goldman Sachs

…But It Ended Poorly in 2008

European Medicines Agency
Press office

London, 23 October 2008
Doc. Ref. EMEA/CHMP/537777/2008

PRESS RELEASE
The European Medicines Agency recommends suspension of the marketing authorisation of Acomplia

CB1 binding in the brain led to **depression** and **suicidality**


ACOMPLIA

Rimonabant (Acomplia) **withdrawn**

Entire drug class terminated

2019: Focusing on CB1 Without Affecting the Brain

Company	Compound	Phase	MOA	Type of compound
Corbus Pharmaceuticals	**CRB-4001**	Phase 1 safety data expected in 2020	CB1 inverse agonist	Oral small molecule
Goldfinch Bio the kidney company; Takeda	**GFB-024**	Preclinical (Phase 1 planned 2H 2020)	CB1 antagonist	Injectable mAb
Janssen Pharmaceutical Companies of Johnson & Johnson	**Nimacimab (JNJ-2463)**	Phase 1 completed	CB1 antagonist	Injectable mAb

CRB-4001 is an Attractive Candidate to Treat NASH

- Strong preclinical data around CRB-4001
- Preferentially binds CB1b, predominant isoform in liver in obesity
- Limited CB1 occupancy in mouse brain

CRB-4001 Blocks Metabolic Abnormalities and Reduces Biomarkers of Liver Damage Common in NASH

Stimulates insulin release[1]


Insulin levels
Vehicle
Ex4 = long-acting glucagon-like peptide 1Receptor agonist (0.33nM)
CRB-4001 (0.1nM)
Rimonabant (0.1nM)
Insulin (ng/min/100islets)
8
6
4
2
10
15
20
25
30
Perfusion time (min)

Reduces body fat[2]


(g)
30
20
10
0
Fat mass
Lean mass
*
*,#
STD-Veh
HFD-Veh
CRB-4001
STD-Veh
HFD-Veh
CRB-4001

Reduces liver fat[3]


Hepatic triglyceride (mg/g)
STD
HFD
50
40
30
20
10
0
*
Veh
Veh
CRB-4001

Reduces pro-inflammatory mediators + multiple effects on cells[4]


IL-1β
4000
2000
0
DMSO
LPS
DEX
0.37
1.1
3.3
10
CRB-4001, μM

Has antifibrotic effects on fibroblasts


Fibroblasts
Fold change of induced effect
0
-2
-4
-6
Col 1
Col 3
MMP-1
PAI-1
TMP-1
Prolif
MCP-1

Reduces liver enzymes[3]


ALT (U/L)
STD
HFD
200
150
100
50
0
*
Veh
Veh
CRB-4001

1: Gonzalez-Mariscal et al. Sci. Rep. 2016; 6: 33302; Insulin release from isolated islet cells perfused with 7.5 nM glucose alone (blue line) and in combination with 0.33 nM Ex4 (red-line, half-max stimulation or with 0.1 nM CRB-4001 (green line) or 0.1 nM rimonabant (purple line), Treatment time point is indicated by arrow. Islet cells isolated from obese individual; 2: Tam et al. Cell Metabolism 2012; 16 167-179; N = 6/group. *p < 0.005 relative to STD, # p < 0.01 relative to high-fat diet (HFD) vehicle group; 3: Cell Metabolism 2012: 16 167-179; STD = standard diet, HFD = high fat diet. 6-7 DIO mice per group, Veh = vehicle. CRB-4001 at 3 mg/kg/day X 28 days. * = p < 0.01 vs HFD vehicle; 4: Data as concentration of cytokine, pg/mL

Next Steps

Phase 1 safety data expected in 2020


P1

Key question: demonstrate differentiated brain CB1 binding to Rimonabant





Corbus Platform

Novel preclinical candidates that target the endocannabinoid system

Corbus Platform of Preclinical Drug Development


PHASE 1
Phase 1
Toxicology
DMPK
In vivo testing
In vitro testing
In silico molecular modeling
“Docking” compounds into CB1 & CB2
Library of rationally-designed compounds targeting the endocannabinoid system (>700 and growing)

First Group of Compounds Generated from Our Proprietary Platform in Preclinical Development


CB1 Cannabinoid Receptor Type 1
Novel CB1 Inverse Agonists
CRB-4614
CRB-4496
CB2 Cannabinoid Receptor Type 2
Novel CB2 Agonists
CRB-371
CRB-378
CRB-317
CRB-388
CRB-391
CRB-350

IP protection until

2039

Management Team with Proven Record of Execution



Yuval Cohen, PhD
Chief Executive Officer, Director

More than 13 years of executive leadership experience in inflammatory disease drug development



Sean Moran, CPA, MBA
Chief Financial Officer

More than 20 years of senior financial experience with emerging biotechnology, drug delivery and medical device companies



Craig Millian, MBA
Chief Commercial Officer

25 years of experience leading commercial organizations for a range of pharmaceutical companies as well as a successful track record building pharmaceutical brands



Barbara White, MD
Chief Medical Officer and Head of Research

Previous academician with more than 15 years of industry clinical development and medical affairs experience in inflammatory and autoimmune diseases



Robert Discordia, PhD
Chief Operating Officer

More than 25 years of biopharmaceutical industry experience in CMC development and business operations



Ross Lobell
VP, Regulatory Affairs

More than 35 years of regulatory affairs experience with an extensive biopharmaceutical background in leading preclinical, clinical and nonclinical regulatory strategies

Experienced and Engaged Board of Directors



Amb. Alan Holmer Ret.
Chairman of the Board
More than two decades of public service in Washington, D.C. including Special Envoy to China; Former CEO of PhRMA



Avery W. (Chip) Catlin
Director
More than 25 years of senior financial leadership experience in life science companies; Former CFO and Secretary of Celldex Therapeutics



Yuval Cohen, PhD
Chief Executive Officer, Director
More than 13 years of executive leadership experience in inflammatory disease drug development



Rachelle Jacques
Director
More than 25-year professional career, experience in U.S. and global biopharmaceutical commercial leadership, including multiple high-profile product launches in rare diseases; CEO of Enzyvant Therapeutics



David Hochman
Director
More than 20 years of healthcare, entrepreneurial and venture capital experience; Chairman & CEO, Orchestra BioMed; Chairman, Motus GI Holdings, Inc. (NASDAQ: MOTS)



John K. Jenkins, MD
Director
Distinguished 25-year career serving at the U.S. FDA, including 15 years of senior leadership in CDER and OND



Paris Panayiotopoulos
Director
More than 20 years of pharmaceutical experience; Former President and CEO of ARIAD Pharmaceuticals, Inc., which was acquired by Takeda Pharmaceuticals for $5.2 billion

Financial Profile: CRBP (NASDAQ)

- $168M equity raised to-date
- $45M non-dilutive funding from NIH and CF Foundation[1]

64.6M
Common shares outstanding (78.4M fully diluted)

$54.8M
Cash balance as of 9/30/2019

$296M
Market Cap[2]

1: Includes development award from CFF announced in January 2018 which provides up to $25m in funding; 2: Based on November 22, 2019 closing price of $4.58 per share

Pioneering transformative medicines that target the endocannabinoid system

Corbus Pharmaceutical Holdings, Inc.
617.963.0100
info@corbuspharma.com

Consistent Reduction in Key Inflammatory Biomarkers (Sputum)


Reduction with Lenabasum 20 mg BID Compared to Placebo (Log_{10})
-0.70
Neutrophils, cells/ml
p = 0.053
-1.49
Eosinophils, cells/ml
p = 0.089
-1.34
Lymphocytes, cells/ml
-0.61
Macrophages, cells/ml
p = 0.061
-0.23
p = 0.033
-0.19
IL-8, pg/ml
p = 0.037
-0.19
IgG, mg/dl
-2.5
-2
-1.5
-1
-0.5
0